Fair Value Disclosures	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures
Fair Value Disclosures

13. Fair Value Disclosures

        ASC 820, Fair Value Measurements ("ASC 820"), as updated and amended by Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, provides a framework for measuring the fair value of assets and liabilities under GAAP and establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The fair value hierarchy can be summarized as follows:

Level 1:	Fair value determined based on quoted prices in active markets for identical assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.
Level 2:
Fair value determined based on using significant observable inputs, such as quoted prices for similar assets or liabilities or quoted prices for identical assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, or inputs that are derived principally from or corroborated by observable market data, by correlation or other means.
Level 3:	Fair value determined using significant unobservable inputs, such as pricing models, discounted cash flows or similar techniques. The fair value hierarchy gives the lowest priority to Level 3 inputs.

        The carrying values and estimated fair values of our financial liabilities are summarized in the table below, except for those liabilities for which the carrying values approximate their fair values.

	December 31, 2013		December 31, 2012
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	(in thousands)
Senior notes due 2021	$200,000	$199,000	$—	$—
Senior secured term notes due 2017	—	—	122,729	125,000
Community development district obligations	7,271	8,447	9,680	12,937

        The estimated fair values of our debt and community development district obligations were derived from quoted market prices by independent dealers (Level 2).

        There were no financial instruments—assets or liabilities—measured at fair value on a recurring or nonrecurring basis in the accompanying consolidated balance sheets.

        The majority of our nonfinancial assets, which include real estate inventories, property and equipment and goodwill, are not required to be measured at fair value on a recurring basis. However, if certain events occur, such that a nonfinancial asset is required to be evaluated for impairment, the resulting effect would be to record the nonfinancial asset at the lower of cost or fair value.

        The Company did not have any nonfinancial assets that were written down to fair value as the result of an impairment charge during the years ended December 31, 2013 and 2012. During the year ended December 31, 2011, the Company recorded asset impairment charges aggregating $11.4 million, primarily using Level 3 inputs under the GAAP fair value hierarchy (Note 5).

        The carrying amounts reported for cash and cash equivalents, restricted cash, notes and accounts receivable, other assets, income taxes receivable, accounts payable and other liabilities, and customer deposits were estimated to approximate their fair values.